UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/29/12

The following N-CSR relates only to Dreyfus Core Equity Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for these series, as appropriate.

FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
18	Notes to Financial Statements
29	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Equity Fund, covering the six-month period from September 1, 2011, through February 29, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stock markets faltered in the midst of heightened volatility at the start of the reporting period, when investors fled riskier assets due to adverse macroeconomic developments ranging from an unprecedented downgrade of long-term U.S. debt securities to the resurgence of a sovereign debt crisis in Europe.These factors triggered a rally among traditional safe havens, while riskier assets such as stocks suffered. Fortunately, better economic news in October helped to reverse the trend, and equity markets generally rallied over the remainder of the reporting period as fears of a return to recession waned.

Our economic forecast calls for faster U.S. GDP growth in 2012 than in 2011, and we expect the United States to continue to post better economic data than most of the rest of the developed world.An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from the ongoing European debt crisis and volatile energy prices. As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, Dreyfus Core Equity Fund’s Class A shares produced a total return of 12.14%, Class B shares returned 11.63%, Class C shares returned 11.64% and Class I shares returned 12.24%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 13.30% total return.2

After a weak start to the reporting period, improving U.S. economic fundamentals and better-than-expected corporate earnings drove stocks broadly higher.While the fund largely participated in the market’s climb, overweighted exposure to traditionally defensive consumer staples stocks caused its performance to lag the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Markets Bolstered by Improving Economic Fundamentals

Equity markets floundered during the first few months of the reporting period due to a number of macroeconomic concerns, including an unprecedented downgrade of one rating agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened to spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. These issues led investors to avoid many of the market’s riskier areas, and they focused instead on traditionally defensive industry groups.

As underlying economic conditions improved in late 2011 and early 2012, many of these concerns abated. By mid-January 2012, the European Union had taken credible steps to address the region’s problems, and U.S. economic data showed clear signs of improvement, including strong levels of manufacturing activity, rising employment and greater consumer confidence. In response, markets shifted from the “risk-off” environment of mid-2011 to a “risk-on” posture that favored riskier, more volatile equities.

Quality Bias Produced Mixed Results

The fund’s longstanding emphasis on blue-chip companies with globally diversified markets, healthy balance sheets and strong income characteristics helped cushion the fund from some of the market turbulence early in the reporting period. However, as investors sought to increase their risk exposure in January and February 2012, the fund’s performance relative to its benchmark slipped. Most notably, the traditionally defensive consumer staples sector, where the fund held significantly overweighted exposure, lagged market averages in early 2012. In the materials sector, mining holdings Freeport-McMoRan Copper & Gold and Rio Tinto were hurt by concerns regarding a potential slowdown in demand for raw materials from the emerging markets.

On the other hand, the fund’s performance in most other sectors equaled or exceeded that of the benchmark during the reporting period. The energy sector, another area in which the fund held an overweighted position, generated particularly strong returns. Results benefited from our focus on large, integrated oil producers with diverse revenue streams, such as Exxon Mobil, Occidental Petroleum and ConocoPhillips. In the technology sector, the fund more than made up for slightly underweighted exposure with good individual stock selections, such as Apple, which introduced several popular new products; Intel, which delivered good earnings growth while maintaining a relatively high dividend; and International Business Machines, which confirmed the strength of its services and software businesses with consistent margin growth and a better-than-expected fourth quarter earnings report. Another top performer, tobacco producer Philip Morris International, increased its Asian market share, raised its dividend and repurchased stock.

Positioned for Continued Volatility

While the U.S. economy currently shows signs of moderate strength, we believe that ongoing global issues arising from the still unresolved European sovereign debt crisis and the need for global deleveraging will continue to stress equity markets. In such an environment, large, multinational companies with solid business fundamentals and generous dividend yields are likely to remain attractive to investors. As of the end of the reporting period, we have continued to find a relatively large number of investments meeting our disciplined stock selection criteria in the consumer staples and energy sectors.

March 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3	Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from September 1, 2011 to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2012
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.12	$11.05	$11.05	$5.80
Ending value (after expenses)	$1,121.40	$1,116.30	$1,116.40	$1,122.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2012
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.77	$10.52	$10.52	$5.52
Ending value (after expenses)	$1,018.15	$1,014.42	$1,014.42	$1,019.39

Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10% for Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

Common Stocks—94.1%	Shares	Value ($)
Consumer Discretionary—10.7%
Arcos Dorados Holdings, Cl. A	75,000	1,576,500
McDonald’s	98,000	9,729,440
McGraw-Hill	58,500	2,722,590
News, Cl. A	170,200	3,381,874
Target	120,500	6,831,145
Time Warner Cable	28,000	2,221,520
Wal-Mart Stores	110,000	6,498,800
Walt Disney	80,000	3,359,200
		36,321,069
Consumer Staples—24.6%
Altria Group	215,000	6,471,500
Coca-Cola	230,000	16,067,800
Estee Lauder, Cl. A	86,000	5,034,440
Green Mountain Coffee Roasters	15,000[a,b]	974,550
Kraft Foods, Cl. A	80,000	3,045,600
Nestle, ADR	158,125	9,691,481
PepsiCo	80,000	5,035,200
Philip Morris International	225,000	18,792,000
Procter & Gamble	145,000	9,790,400
SABMiller	100,000	4,052,786
Walgreen	110,000	3,647,600
Whole Foods Market	15,000	1,211,100
		83,814,457
Energy—20.7%
Apache	17,000	1,834,810
Chevron	125,000	13,640,000
ConocoPhillips	80,000	6,124,000
Exxon Mobil	209,560	18,126,940
Imperial Oil	75,000	3,581,250
Occidental Petroleum	90,000	9,393,300
Royal Dutch Shell, Cl. A, ADR	105,000	7,674,450
Statoil, ADR	110,000[a]	3,132,800
Total, ADR	128,000	7,176,960
		70,684,510

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—5.0%
American Express	32,500	1,718,925
BlackRock	18,000	3,582,000
Franklin Resources	25,000	2,947,250
HSBC Holdings, ADR	49,583	2,202,477
JPMorgan Chase & Co.	164,000	6,435,360
		16,886,012
Health Care—9.0%
Abbott Laboratories	115,000	6,510,150
Becton Dickinson & Co.	13,000	990,860
Intuitive Surgical	5,000[b]	2,558,100
Johnson & Johnson	100,000	6,508,000
Medtronic	35,000	1,334,200
Merck & Co.	70,000	2,671,900
Novo Nordisk, ADR	38,000	5,332,540
Roche Holding, ADR	110,000	4,793,800
		30,699,550
Industrial—4.9%
Caterpillar	60,000	6,852,600
General Electric	204,000	3,886,200
United Technologies	70,000	5,870,900
		16,609,700
Information Technology—14.1%
Apple	38,000[b]	20,612,720
Automatic Data Processing	58,000	3,150,560
Intel	305,000	8,198,400
International Business Machines	45,000	8,852,850
QUALCOMM	45,000	2,798,100
Texas Instruments	135,000	4,502,250
		48,114,880
Materials—5.1%
Air Products & Chemicals	34,000	3,068,160
Freeport-McMoRan Copper & Gold	130,000	5,532,800
Praxair	43,000	4,687,000
Rio Tinto, ADR	75,000[a]	4,269,750
		17,557,710
Total Common Stocks
(cost $235,038,033)		320,687,888

Other Investment—5.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $18,603,816)	18,603,816 [c]	18,603,816

Investment of Cash Collateral
for Securities Loaned—2.0%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $6,927,626)	6,927,626 [c]	6,927,626

Total Investments (cost $260,569,475)	101.6%	346,219,330
Liabilities, Less Cash and Receivables	(1.6%)	(5,339,897)
Net Assets	100.0%	340,879,433

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At February 29, 2012, the value of the fund’s securities on loan was
$6,582,953 and the value of the collateral held by the fund was $6,927,626.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	24.6	Money Market Investments	7.5
Energy	20.7	Materials	5.1
Information Technology	14.1	Financial	5.0
Consumer Discretionary	10.7	Industrial	4.9
Health Care	9.0		101.6

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2012 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,582,953)—Note 1(b):
Unaffiliated issuers			235,038,033	320,687,888
Affiliated issuers			25,531,442	25,531,442
Cash				370,952
Receivable for shares of Capital Stock subscribed				1,216,342
Dividends and securities lending income receivable				836,280
				348,642,904
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				413,200
Liability for securities on loan—Note 1(b)				6,927,626
Payable for shares of Capital Stock redeemed				420,837
Accrued expenses				1,808
				7,763,471
Net Assets ($)				340,879,433
Composition of Net Assets ($):
Paid-in capital				260,843,767
Accumulated undistributed investment income—net				422,991
Accumulated net realized gain (loss) on investments				(6,037,180)
Accumulated net unrealized appreciation
(depreciation) on investments				85,649,855
Net Assets ($)				340,879,433

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	153,015,344	696,483	132,009,824	55,157,782
Shares Outstanding	8,381,903	37,987	7,365,333	2,962,024
Net Asset Value Per Share ($)	18.26	18.33	17.92	18.62

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $54,639 foreign taxes withheld at source):
Unaffiliated issuers	3,340,437
Affiliated issuers	5,955
Income from securities lending—Note 1(b)	33,535
Total Income	3,379,927
Expenses:
Management fee—Note 3(a)	1,519,656
Distribution and service fees—Note 3(b)	703,396
Directors’ fees—Note 3(a)	11,579
Loan commitment fees—Note 2	1,462
Total Expenses	2,236,093
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(11,579)
Net Expenses	2,224,514
Investment Income—Net	1,155,413
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	239,353
Net unrealized appreciation (depreciation) on investments	33,023,669
Net Realized and Unrealized Gain (Loss) on Investments	33,263,022
Net Increase in Net Assets Resulting from Operations	34,418,435

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	1,155,413	1,896,364
Net realized gain (loss) on investments	239,353	(3,922,369)
Net unrealized appreciation
(depreciation) on investments	33,023,669	32,654,689
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,418,435	30,628,684
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,538,092)	(976,260)
Class C Shares	(527,346)	(464,515)
Class I Shares	(532,186)	(81,502)
Total Dividends	(2,597,624)	(1,522,277)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	49,622,487	45,422,024
Class B Shares	29,548	114,623
Class C Shares	29,774,178	29,532,414
Class I Shares	22,598,106	28,877,652
Dividends reinvested:
Class A Shares	1,179,419	817,890
Class C Shares	226,807	206,577
Class I Shares	449,358	41,831
Cost of shares redeemed:
Class A Shares	(24,530,725)	(16,544,232)
Class B Shares	(560,220)	(1,665,942)
Class C Shares	(6,948,666)	(13,297,752)
Class I Shares	(3,635,815)	(3,283,597)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	68,204,477	70,221,488
Total Increase (Decrease) in Net Assets	100,025,288	99,327,895
Net Assets ($):
Beginning of Period	240,854,145	141,526,250
End of Period	340,879,433	240,854,145
Undistributed investment income—net	422,991	1,865,202

	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
Capital Share Transactions:
Class Aa
Shares sold	2,951,350	2,802,958
Shares issued for dividends reinvested	69,908	52,161
Shares redeemed	(1,445,542)	(1,015,205)
Net Increase (Decrease) in Shares Outstanding	1,575,716	1,839,914
Class Ba
Shares sold	1,731	7,405
Shares redeemed	(33,288)	(103,560)
Net Increase (Decrease) in Shares Outstanding	(31,557)	(96,155)
Class C
Shares sold	1,792,641	1,861,352
Shares issued for dividends reinvested	13,679	13,388
Shares redeemed	(420,975)	(831,925)
Net Increase (Decrease) in Shares Outstanding	1,385,345	1,042,815
Class I
Shares sold	1,292,444	1,688,264
Shares issued for dividends reinvested	26,156	2,620
Shares redeemed	(211,574)	(192,830)
Net Increase (Decrease) in Shares Outstanding	1,107,026	1,498,054

a	During the period ended February 29, 2012, 5,349 Class B shares representing $91,042 were automatically converted to 5,354 Class A shares and during the period ended August 31, 2011, 22,114 Class B shares representing $354,231 were automatically converted to 22,030 Class A shares.
See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2012			Year Ended August 31,
Class A Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	16.47	13.69	13.03	15.81	17.56	15.94
Investment Operations:
Investment income—net[a]	.09	.21	.20	.23	.20	.18
Net realized and unrealized
gain (loss) on investments	1.89	2.76	.68	(2.84)	(1.54)	1.63
Total from Investment Operations	1.98	2.97	.88	(2.61)	(1.34)	1.81
Distributions:
Dividends from
investment income—net	(.19)	(.19)	(.22)	(.17)	(.21)	(.19)
Dividends from net realized
gain on investments	—	—	—	—	(.20)	—
Total Distributions	(.19)	(.19)	(.22)	(.17)	(.41)	(.19)
Net asset value, end of period	18.26	16.47	13.69	13.03	15.81	17.56
Total Return (%)[b]	12.14[c]	21.74	6.67	(16.33)	(7.86)	11.39
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36[d]	1.36	1.36	1.36	1.36	1.35
Ratio of net expenses
to average net assets	1.35[d]	1.32	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	1.09[d]	1.31	1.44	1.90	1.19	1.07
Portfolio Turnover Rate	.40[c]	4.08	2.09	6.99	8.27	5.10
Net Assets, end of period
($ x 1,000)	153,015	112,103	68,009	66,857	73,223	87,341

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

Six Months Ended
February 29, 2012			Year Ended August 31,
Class B Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	16.42	13.59	12.88	15.52	17.24	15.65
Investment Operations:
Investment income—net[a]	.02	.08	.09	.13	.07	.05
Net realized and unrealized
gain (loss) on investments	1.89	2.75	.67	(2.76)	(1.53)	1.60
Total from Investment Operations	1.91	2.83	.76	(2.63)	(1.46)	1.65
Distributions:
Dividends from
investment income—net	—	—	(.05)	(.01)	(.06)	(.06)
Dividends from net realized
gain on investments	—	—	—	—	(.20)	—
Total Distributions	—	—	(.05)	(.01)	(.26)	(.06)
Net asset value, end of period	18.33	16.42	13.59	12.88	15.52	17.24
Total Return (%)[b]	11.63[c]	20.83	5.88	(16.96)	(8.60)	10.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10[d]	2.11	2.11	2.11	2.11	2.10
Ratio of net expenses
to average net assets	2.10[d]	2.06	2.00	2.00	2.00	2.00
Ratio of net investment income
to average net assets	.31[d]	.54	.65	1.12	.45	.32
Portfolio Turnover Rate	.40[c]	4.08	2.09	6.99	8.27	5.10
Net Assets, end of period
($ x 1,000)	696	1,142	2,252	7,238	23,104	36,510

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 29, 2012			Year Ended August 31,
Class C Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	16.13	13.42	12.79	15.49	17.21	15.64
Investment Operations:
Investment income—net[a]	.03	.09	.10	.13	.07	.05
Net realized and unrealized
gain (loss) on investments	1.84	2.71	.66	(2.77)	(1.51)	1.59
Total from Investment Operations	1.87	2.80	.76	(2.64)	(1.44)	1.64
Distributions:
Dividends from
investment income—net	(.08)	(.09)	(.13)	(.06)	(.08)	(.07)
Dividends from net realized
gain on investments	—	—	—	—	(.20)	—
Total Distributions	(.08)	(.09)	(.13)	(.06)	(.28)	(.07)
Net asset value, end of period	17.92	16.13	13.42	12.79	15.49	17.21
Total Return (%)[b]	11.64[c]	20.88	5.88	(16.96)	(8.59)	10.60
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11[d]	2.11	2.11	2.11	2.11	2.10
Ratio of net expenses
to average net assets	2.10[d]	2.07	2.00	2.00	2.00	2.00
Ratio of net investment income
to average net assets	.34[d]	.56	.70	1.15	.45	.32
Portfolio Turnover Rate	.40[c]	4.08	2.09	6.99	8.27	5.10
Net Assets, end of period
($ x 1,000)	132,010	96,429	66,280	60,123	63,332	75,646

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

Six Months Ended
February 29, 2012			Year Ended August 31,
Class I Shares	(Unaudited)	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value,
beginning of period	16.81	13.97	13.28	16.12	17.90	16.24
Investment Operations:
Investment income—net[b]	.12	.26	.26	.25	.25	.23
Net realized and unrealized
gain (loss) on investments	1.92	2.80	.68	(2.88)	(1.58)	1.66
Total from Investment Operations	2.04	3.06	.94	(2.63)	(1.33)	1.89
Distributions:
Dividends from
investment income—net	(.23)	(.22)	(.25)	(.21)	(.25)	(.23)
Dividends from net realized
gain on investments	—	—	—	—	(.20)	—
Total Distributions	(.23)	(.22)	(.25)	(.21)	(.45)	(.23)
Net asset value, end of period	18.62	16.81	13.97	13.28	16.12	17.90
Total Return (%)	12.24[c]	22.00	7.01	(16.11)	(7.63)	11.69
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11[d]	1.11	1.12	1.12	1.11	1.10
Ratio of net expenses
to average net assets	1.10[d]	1.09	1.01	1.01	1.00	1.00
Ratio of net investment income
to average net assets	1.36[d]	1.59	1.77	2.09	1.46	1.33
Portfolio Turnover Rate	.40[c]	4.08	2.09	6.99	8.27	5.10
Net Assets, end of period
($ x 1,000)	55,158	31,181	4,985	758	142	125

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.At the end of the reporting period, the fund offered four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares were subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years. The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers, including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	267,203,094	—	—	267,203,094
Equity Securities—
Foreign†	53,484,794	—	—	53,484,794
Mutual Funds	25,531,442	—	—	25,531,442
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS.ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a bor-

rower fail to return the securities in a timely manner. During the period ended February 29, 2012, The Bank of New York Mellon earned $14,372, from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 29, 2012 were as follows:

Affiliated
Investment	Value				Value	Net
Company	8/31/2011	($)	Purchases ($)	Sales	($) 2/29/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	17,136,000		59,781,839		58,314,023 18,603,816	5.5
Dreyfus
Institutional
Cash
Advantage
Fund	7,825,747		67,623,178		68,521,299 6,927,626	2.0
Total	24,961,747		127,405,017		126,835,322 25,531,442	7.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Effective March 31, 2012, dividends from investment income-net will be declared and paid quarterly and dividends from net realized capital gains, if any, will be declared and paid annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $5,056,614 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, $2,212,995 of the carryover expires in fiscal 2017 and $2,843,619 expires in fiscal 2019.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2011 was as follows: ordinary income $1,522,277. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2012 each Director who is not an “interested person” of the Company (as defined in the Act)

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

received $60,000 per annum, plus $7,000 per joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that were conducted by telephone. The Board Group Open-End Funds also reimbursed each Director who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chair of the Board received an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also served as Chair of the Board, received $1,350 per applicable committee meeting. In the event that there was an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund (“DHF”), the $2,500 was allocated between the Board Group Open-End Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) pay each Director their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Each Director receives $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 is allocated among the applicable Board Group Funds, accordingly (prior to

January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,500 per applicable committee meeting. Each Emeritus Director is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became Emeritus and a per meeting attended fee of one-half the amount paid to Directors.The Board Group Funds also reimburse each Independent Director and Emeritus Directors for travel and out-of-pocket expenses.

The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.

During the period ended February 29, 2012, the Distributor retained $39,534 from commissions earned on sales of the fund’s Class A shares and $96 and $19,417 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 29, 2012, Class A, Class B and Class C shares were charged $161,807, $3,351 and $402,841, respectively, pursuant to their respective Plans. During the period ended February 29, 2012, Class B and Class C shares were charged $1,117 and $134,280, respectively, pursuant to the Service Plan.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $284,158, Directors’ fees reimbursement $2,021, Rule 12b-1 distribution plan fees $105,566 and shareholder services plan fees $25,497.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2012, amounted to $62,947,248 and $1,035,433, respectively.

At February 29, 2012, accumulated net unrealized appreciation on investments was $85,649,855, consisting of $90,476,163 gross unrealized appreciation and $4,826,308 gross unrealized depreciation.

At February 29, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2012, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians and ranked in the first quartile of the Performance Group and Performance Universe for all of the periods, except for the 10-year period when the fund’s total return performance was ranked in the second quartile of the Performance Group and Performance Universe. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.Taking into consideration the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that the fund’s actual management fee and the fund’s total expense ratio reflected a waiver by Dreyfus of a portion of its management fee in the amount of .10% of the value of the fund’s average daily net assets, which expired January 1, 2011.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver had been in effect until January 1, 2011.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted that the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund	33

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 23, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	April 23, 2012

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)